UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2019
_______________________________________________
Markel Corporation
(Exact name of registrant as specified in its charter)
_______________________________________________

Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
_______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
As previously announced, on September 12, 2019, Markel Corporation (the Company) and its wholly-owned subsidiary, Alterra Finance LLC (Alterra), commenced cash tender offers (the Tender Offer) for any and all of the (1) 6.25% Senior Notes due 2020 issued by Alterra, and fully and unconditionally guaranteed by the Company (CUSIP No. 02153LAA2) (the Alterra Notes), and (2) 5.35% Senior Notes due 2021 issued by the Company (CUSIP No. 570535AJ3) (the Markel Notes and, together with the Alterra Notes, the Existing Notes). On September 17, 2019, the Company and Alterra will submit redemption notices, which will result in the redemption on October 18, 2019 (the Redemption Date) of all Existing Notes that are not purchased in the Tender Offer and that remain outstanding after the completion of the Tender Offer, at the applicable “make-whole” redemption price determined in accordance with the terms of the relevant indenture governing the applicable series of Existing Notes and the applicable Existing Notes, plus accrued and unpaid interest to, but excluding, the Redemption Date. The make-whole redemption price for each series of Existing Notes will be calculated on the third business day prior to the Redemption Date in accordance with the terms of the respective series of Existing Notes. On or about the calculation date, the Company expects to publish the actual make-whole redemption prices on the Investor Relations page of its website at http://www.markelcorp.com/investor-relations.
The information in this Item 7.01 shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities.  The Tender Offer is being made only pursuant to the Offer to Purchase dated September 12, 2019 and only in such jurisdictions as is permitted under applicable law.
Certain statements in this Item 7.01, including those describing the completion of the Tender Offer and the intended redemptions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts but instead represent only the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside the Company’s control.  It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements.  Factors that could cause actual results to differ, possibly materially, from those in the forward-looking statements are discussed in the Offer to Purchase and throughout the Company’s periodic filings with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, including its Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2019.

Item 8.01	Other Events.
On September 12, 2019, the Company executed an Underwriting Agreement and related pricing agreement (the Underwriting Agreement) with the underwriters named therein. Under the Underwriting Agreement, the Company is issuing $300,000,000 aggregate principal amount of its 3.350% Senior Notes due 2029 (the 2029 Notes) and $500,000,000 aggregate principal amount of its 4.150% Senior Notes due 2050 (the 2050 Notes and together with the 2029 Notes, the Notes) under the Indenture dated as of June 5, 2001 (the Indenture), between the Company and The Bank of New York Mellon (as successor to The Chase Manhattan Bank), as trustee (the Trustee), relating to debt securities, as amended by a Fourteenth Supplemental Indenture to the Indenture with respect to the 2029 Notes, and by a Fifteenth Supplemental Indenture to the Indenture with respect to the 2050 Notes, both supplemental indentures dated as of September 17, 2019 (the Fourteenth Supplemental Indenture and the Fifteenth Supplemental Indenture, respectively). The Underwriting Agreement, the Fourteenth Supplemental Indenture and the Fifteenth Supplemental Indenture are filed as exhibits hereto and are incorporated herein by reference. The form of each of the Notes is included as Exhibit A to the Fourteenth Supplemental Indenture and the Fifteenth Supplemental Indenture, respectively.
Certain exhibits are filed herewith by the Company in connection with the Company's offering of the Notes pursuant to its Prospectus Supplement, dated September 12, 2019, to the Prospectus, dated February 23, 2018, filed with Securities and Exchange Commission (the Commission) as part of the Registration Statement on Form S-3ASR (Registration No. 333-223194), which became effective February 23, 2018.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement and related pricing agreement, dated as of September 12, 2019, between Markel Corporation and the underwriters named therein (filed herewith)
4.1
Indenture, dated as of June 5, 2001, between Markel Corporation and The Bank of New York Mellon (as successor to The Chase Manhattan Bank), as Trustee (incorporated by reference from Exhibit 4.1 in the Registrant's report on Form 8-K filed with the Commission June 5, 2001)

4.2
Fourteenth Supplement Indenture, dated as of September 17, 2019, between Markel Corporation and The Bank of New York Mellon, including form of 3.350% Senior Notes due 2029 as Exhibit A (filed herewith)

4.3
Fifthteenth Supplement Indenture, dated as of September 17, 2019, between Markel Corporation and The Bank of New York Mellon, including form of 4.150% Senior Notes due 2050 as Exhibit A (filed herewith)

5.1	Opinion of McGuireWoods LLP (filed herewith)
23.1	Consent of McGuireWoods LLP (contained in Exhibit 5.1 filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

September 17, 2019	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	General Counsel and Secretary

4